SUPPLEMENT TO THE CURRENTLY EFFECTIVE STATEMENT OF ADDITIONAL INFORMATION

Xtrackers MSCI Emerging Markets Climate Selection ETF (EMCS)

At a meeting held on November 12, 2024, the Board of Trustees of DBX ETF Trust approved a reduction in the fund’s unitary advisory fee rate from 0.20% of the fund’s average daily net assets to 0.15% of the fund’s average daily net assets. At the same time, the Board terminated the contractual expense limitation that limited the fund’s annual operating expenses to 0.15% of the fund’s average daily net assets. The reduction in the fund’s unitary advisory fee rate and the corresponding termination of the contractual expense limitation are effective as of November 12, 2024.
As a result, the fund’s Statement of Additional Information is revised as follows:
The following replaces the text of footnote 1 under “PART I: APPENDIX I-E – SERVICE PROVIDER COMPENSATION,” which relates to the fund’s contractual expense limitation of 0.15% of the fund’s average daily net assets:
Effective November 12, 2024, the fund pays the Advisor a fee, calculated daily and paid monthly, at the annual rate of 0.15% of the fund’s average daily net assets. Prior to November 12, 2024, the fund paid the Advisor a fee, calculated daily and paid monthly, at the annual rate of 0.20% of the fund’s average daily net assets.

The following replaces similar information relating to the fund under “PART II: APPENDIX II-C — CONTRACTUAL FEE RATES OF SERVICE PROVIDERS”:
Fund Name	Unitary Advisory Fee Rate
Xtrackers MSCI Emerging Markets Climate Selection ETF	0.15%

Please Retain This Supplement for Future Reference
November 12, 2024
SAISTKR24-32